Dividends (Tables)	6 Months Ended
Jun. 30, 2021
Interim Financial Reporting [Abstract]
Disclosure of dividends announced and paid [Table Text Block]
Dividends payable
BP today announced an interim dividend of 5.46 cents per ordinary share which is expected to be paid on 24 September 2021 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 13 August 2021. The ex-dividend date will be 12 August 2021. The corresponding amount in sterling is due to be announced on 14 September 2021, calculated based on the average of the market exchange rates over three dealing days between 8 September 2021 and 10 September 2021. Holders of ADSs are expected to receive $0.3276 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2021 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2021	2020	2021	2020
Dividends paid per ordinary share
cents	5.250	10.500	10.500	21.000
pence	3.712	8.342	7.480	16.498
Dividends paid per ADS (cents)	31.50	63.00	63.00	126.00